Certificate Pursuant to Section 906

of Sarbanes – Oxley Act of 2002

CERTIFICATION OF CFO

In connection with the annual report on Form 10-K of Plures Technologies, Inc. for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 30, 2012

/s/ Harmandip Kullar

Harmandip Kullar

Chief Financial Officer